WAYCROSS LONG/SHORT EQUITY FUND

(WAYEX)

WAYCROSS FOCUSED EQUITY FUND

(WAYFX)

Managed by
Waycross Partners, LLC

PROSPECTUS

August 14, 2020

For information or assistance in opening an account,
please call toll-free 1-866-267-4304.

This Prospectus has information about the Funds that you should know before you invest. You should read it carefully and keep it with your investment records.

The Securities and Exchange Commission has not approved or disapproved the Funds’ shares or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-866-267-4304 or, if you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-866-267-4304. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or at your financial intermediary.

TABLE OF CONTENTS

Summary – Waycross Long/Short Equity Fund	1
Summary – Waycross Focused Equity Fund	7
Additional Information Regarding the Funds’ Investment Objective, Investment Strategies and Related Risks	12
Fund Management	17
Prior Performance of Similar Accounts Managed by the Adviser	18
How the Funds Value their Shares	19
How to Buy Shares	19
How to Redeem Shares	22
Dividends, Distributions and Taxes	25
Financial Highlights	25
Customer Privacy Notice	28
For Additional Information	back cover

Summary – Waycross long/short equity Fund

INVESTMENT OBJECTIVE

The Waycross Long/Short Equity Fund (the “Fund”) seeks long-term capital appreciation with a secondary emphasis on capital preservation.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and/or Service (12b-1) Fees	None
Other Expenses
Dividend expense on securities sold short	0.95%
Other operating expenses(1)	0.27%
Total Other Expenses	1.22%
Total Annual Fund Operating Expenses	2.47%

(1)	Other Expenses have been restated to reflect expenses to be incurred in the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the operating expenses of the Fund remain the same during the periods listed below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$250	$770	$1,316	$2,806

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by investing under normal circumstances in long and short equity positions. The Fund’s long positions are purchased with the intended goal of benefitting from rising valuations. The Fund’s short positions are purchased with the intended goal of benefitting from declining valuations or as a hedge against long positions. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities traded in the U.S. This investment policy may be changed without shareholder approval upon at least 60 days’ prior written notice to shareholders.

The Fund’s long positions will principally consist of common stocks of mid-capitalization and large-capitalization companies with low valuations based on the Adviser’s proprietary analysis. The Adviser defines mid-capitalization companies as companies with a total market capitalization of between $1 billion and $10 billion at the time of purchase and large-capitalization companies as companies with a total market capitalization of $10 billion or more at the time of purchase. For these positions, the Adviser generates a focus universe of approximately 300 companies traded in the U.S. The Adviser analyzes each investment candidate, evaluating company-specific metrics (“key factors”) that the Adviser deems most likely to affect annual earnings, and then ranks the companies based on the Adviser’s assessment of these key factors. The Adviser then employs its proprietary earnings models to determine price target ranges for each stock in the focus universe. Following further analysis, the Adviser buys stocks for the Fund’s portfolio that it determines to have improving key factors that are available at reasonable valuations.

The Fund will generally establish short positions in common stocks of mid-capitalization and large-capitalization companies. The Fund will typically sell short securities based on the following criteria: 1) to seek to take advantage of companies the Adviser has identified as overvalued; 2) when the Adviser determines that a company’s key factors are weakening; and/or 3) to hedge market exposures from the Fund’s long positions. The Adviser will typically identify securities to sell short during the process of generating the focus universe of investment candidates.

The Adviser will sell a long position when there is a material adverse change in the issuer’s key factors and will cover a short position when there is a material positive change in the issuer’s key factors. Additionally, the Adviser sets a target price for each security in the Fund’s portfolio that is updated periodically (normally at least quarterly) and when a security reaches or exceeds its target price, the Adviser’s strategy typically requires that the security be sold. A security position may also be sold when the Adviser believes other investment opportunities are more attractive or that the security is unlikely to benefit from current business, market or economic conditions if a long position, or the company’s prospects have improved in the case of a short position.

Under normal market conditions, the Fund expects to maintain a net long exposure (i.e., the market value of the Fund’s long positions minus the market value of the Fund’s short positions) of at most 60%; however, the Adviser seeks to target a net long exposure of approximately 50% over a full market cycle.

PRINCIPAL RISKS

As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The success of the Fund’s investment strategy depends largely upon the Adviser’s skill in selecting securities for purchase and sale by the Fund and there is no assurance that the Fund will achieve its investment objective. Because of the types of securities in which the Fund invests and the investment techniques the Adviser uses, the Fund is designed for investors who are investing for the long term. The Fund may not be appropriate for use as a complete investment program. The principal risks of an investment in the Fund are generally described below.

Long/Short Strategy Risk. The Adviser expects to employ a “long/short” strategy for the Fund, meaning that the Fund expects to invest in both long positions and short positions. There is the risk that the Fund’s long or short positions will not perform as expected, and losses on one type of position could more than offset gains on the other, or both positions may suffer losses. Additionally, there can be no assurance that the Fund’s short positions will be successful in hedging against portfolio risk.

Short Sales Risk. The Fund expects to sell securities short. The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. In addition, the lender of the borrowed security may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and, as a result, the Fund may have to buy the securities sold short at an unfavorable time and for an unfavorable price. If this occurs, the Fund’s investment may result in a loss. The Fund’s losses are potentially unlimited in a short sale transaction.

Market Risk. Market risk is the risk that the value of the securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Adviser’s control, including fluctuations in interest rates, the quality of the Fund’s investments, economic conditions, and general equity market conditions. Certain market events could increase volatility and exacerbate market risk, such as changes in governments’ economic policies, political turmoil, environmental events, trade disputes, and epidemics, pandemics or other public health issues. For example, the novel coronavirus disease (COVID-19) that has recently emerged has resulted in closing borders, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty, thus causing significant disruptions to global business activity and financial markets, the broad effects of which are currently difficult to assess. Turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers domestically and around the world, and can result in trading halts, any of which could have an adverse impact on the Fund. During periods of market volatility, security prices (including securities held by the Fund) could fall drastically and rapidly and therefore adversely affect the Fund.

Large-Capitalization Company Risk. Large-capitalization companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Capitalization Company Risk. Investments in mid-capitalization companies often involve higher risks than large-capitalization companies because these companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Therefore, the securities of mid-capitalization companies may be more susceptible to market downturns and other events, and their prices may be subject to greater price fluctuations. Mid-capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies and also may not be widely followed by investors, which can lower the demand for their stock.

Management Style Risk. The Adviser’s method of security selection may not be successful and the Fund may underperform relative to its benchmark index or to other mutual funds that employ similar investment strategies. In addition, the Adviser may select investments that fail to perform as anticipated. The ability of the Fund to meet its investment objective is directly related to the success of the Adviser’s investment process and there is no guarantee that the Adviser’s judgments about the attractiveness, value and potential appreciation of a particular investment for the Fund will be correct or produce the desired results.

Value Stock Risk. Investments in value stocks present the risk that a stock may decline in value or never reach the value the Adviser believes is its full market value, either because the market fails to recognize what the Adviser considers to be the company’s true business value or because the Adviser’s assessment of the company’s prospects was not correct. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. In addition, the Fund’s value investment style may go out of favor with investors, negatively affecting the Fund’s performance.

Sector Risk. While the Fund does not have a principal investment strategy to focus its investments in any particular sector, the Fund may have significant exposure to one or more sectors that appear to offer more growth potential in current market conditions. The Fund may face various risks associated with investing substantially in certain sectors, such as that an individual sector may be more volatile than the broader market, or could perform differently, and that the stocks of multiple companies within a sector could simultaneously decline in price because of an event that affects the entire sector.

PERFORMANCE SUMMARY

The Fund was reorganized on October __, 2020 from a series of Ultimus Managers Trust, an Ohio business trust (the “Predecessor Fund”), to a series of Waycross Independent Trust, a Delaware statutory trust (the “Reorganization”). While the Fund’s investment objective, principal investment strategies, and risks are identical to the Predecessor Fund and theoretically would have invested in the same portfolio of securities, the Fund’s performance may be different than the performance of the Predecessor Fund due to, among other things, differences in fees and expenses.

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the Predecessor Fund’s performance from year to year and by showing how the Predecessor Fund’s average annual total returns for one year and since inception compare with those of a broad-based securities market index. How the Predecessor Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-866-267-4304 or by visiting the Fund’s website at www.waycrossfunds.com.

Calendar Year Returns

25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
1.26%
13.06%
-8.80%
21.18%
2016
2017
2018
2019

The Fund’s year-to-date return through June 30, 2020 is 2.03%.

Quarterly Returns During This Time Period

Highest:	13.01% (quarter ended March 31, 2019)
Lowest:	(14.43%) (quarter ended December 31, 2018)

Average Annual Total Returns
(for periods ended December 31, 2019)

	One Year	Since Inception (April 29, 2015)
Waycross Long/Short Equity Fund
Return Before Taxes	21.18%	4.06%
Return After Taxes on Distributions	20.88%	3.95%
Return After Taxes on Distributions and Sale of Fund Shares	12.75%	3.14%
S&P 500 Index Total Return Index (reflects no deduction for fees, expenses, or taxes)	31.49%	11.86%
S&P 500 Index Total Return Index/Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	16.26%	6.57%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown above. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as a 401(k) plan or an individual retirement account (“IRA”). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the same of Fund shares.

MANAGEMENT OF THE FUND

Waycross Partners, LLC is the Fund’s investment adviser.

Portfolio Managers	Investment Experience with the Fund	Primary Title with Adviser
Benjamin H. Thomas, CFA	Manager of the Fund since its inception in 2015	Managing Partner and Portfolio Manager
John W. Ferreby, CFA	Manager of the Fund since January 2017	Partner and Portfolio Manager

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment

The minimum investment amount is $5,000 for all regular accounts.

Minimum Additional Investment

Once an account is open, additional purchases of Fund shares may be made at any time in any amount.

General Information

You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange (“NYSE”) is open for business. Transactions may be initiated by written request, by telephone or through your financial intermediary. Written requests to the Fund should be sent to the Waycross Long/Short Equity Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. For more information about purchasing and redeeming shares, please see “How to Buy Shares” and “How to Redeem Shares” in this Prospectus or call 1-866-267-4304 for assistance.

TAX INFORMATION

The Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or any other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. These payments are sometimes referred to as “revenue sharing”. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary – Waycross Focused equity Fund

INVESTMENT OBJECTIVE

The Waycross Focused Equity Fund (the “Fund”) seeks capital appreciation over a full market cycle, which the Fund defines as a sustained upswing in equity markets followed by a pull back, and recovery.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	None
Other Expenses (1)	0.61%
Total Annual Fund Operating Expenses	1.61%
Less Management Fee Reductions and/or Expense Reimbursements (2)	(0.36%)
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	1.25%

(1)	Based on estimated amounts for the current fiscal year.

(2)	Waycross Partners, LLC (the “Adviser”) has contractually agreed, until June 30, 2022, to reduce Management Fees and reimburse Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses (exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, costs to organize the Fund, Acquired Fund fees and expenses, and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 1.25% of the Fund’s average daily net assets. Management Fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses (after the repayment is taken into account) to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. Prior to June 30, 2022, this agreement may not be modified or terminated without the approval of the Board of Trustees (the “Board”). This agreement will terminate automatically if the Fund’s investment advisory agreement (the “Advisory Agreement”) with the Adviser is terminated.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the operating expenses of the Fund remain the same and the contractual agreement to limit expenses remains in effect only until June 30, 2022. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$127	$436

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Because the Fund has not yet commenced operations as of the date of this prospectus, the Fund’s portfolio turnover rate for the most recent fiscal year is not available.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a non-diversified portfolio and pursues its investment objective by investing, under normal circumstances, 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities traded in the U.S. This investment policy may be changed without shareholder approval upon at least 60 days’ prior written notice to shareholders.

The Fund holds a portfolio of common stocks of mid-capitalization and large-capitalization companies with low valuations based on the Adviser’s proprietary analysis. The Adviser defines mid-capitalization companies as companies with a total market capitalization of between $1 billion and $10 billion at the time of purchase and large-capitalization companies as companies with a total market capitalization of $10 billion or more at the time of purchase. The Adviser seeks to emphasize companies that are either leaders in their respective industries or are disrupting their industries through innovation. The Fund may also invest in securities of foreign companies that are publicly traded in the U.S., including in American Depositary Receipts (“ADRs”). The Fund expects to hold 25-35 holdings, under normal market circumstances. The number of securities held by the Fund may exceed this range occasionally, such as when the adviser is accumulating new positions, phasing out or replacing existing positions, or responding to unusual market conditions.

The Adviser generates a focus universe of investment candidates of approximately 300 companies traded in the U.S. The Adviser rigorously analyzes each investment candidate, evaluating company-specific metrics (“key factors”) the Adviser deems most likely to affect annual earnings, and then ranks the companies based on the Adviser’s assessment of these key factors. Key factors are defined by the Adviser to be the most critical drivers, in the Adviser’s opinion to a company’s annual earnings estimates; for example, foot traffic at a restaurant, units sold for a tech product company, or operating cost for an industrial company. Following further analysis, the Adviser buys stocks for the Fund’s portfolio that it determines to have improving key factors that are available at reasonable valuations.

The Adviser will generally sell a stock when there is a material adverse change in the issuer’s key factors. A security position may also be sold when the Adviser believes other investment opportunities are more attractive or that the security is unlikely to benefit from current business, market or economic conditions.

PRINCIPAL RISKS

As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The success of the Fund’s investment strategy depends largely upon the Adviser’s skill in selecting securities for purchase and sale by the Fund and there is no assurance that the Fund will achieve its investment objective. Because of the types of securities in which the Fund invests and the investment techniques the Adviser uses, the Fund is designed for investors who are investing for the long term. The Fund may not be appropriate for use as a complete investment program. The principal risks of an investment in the Fund are generally described below.

Non-Diversification Risk. The Fund is non-diversified under the Investment Company Act and employs a concentrated investment strategy. Accordingly, the Fund typically invests a greater portion of its assets in, and its performance may be affected by, a smaller number of issuers than if it were a diversified, less concentrated fund. Further, the Fund may experience greater losses as a result of a single issuer’s unfavorable market or economic conditions or other adverse developments impacting the market value of the issuer’s securities.

Sector Risk. While the Fund does not have a principal investment strategy to focus its investments in any particular sector, the Fund may have significant exposure to one or more sectors that appear to offer more growth potential in current market conditions. The Fund may face various risks associated with investing substantially in certain sectors, such as that an individual sector may be more volatile than the broader market, or could perform differently, and that the stocks of multiple companies within a sector could simultaneously decline in price because of an event that affects the entire sector.

Market Risk. Market risk is the risk that the value of the securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Adviser’s control, including fluctuations in interest rates, the quality of the Fund’s investments, economic conditions, and general equity market conditions. Certain market events could increase volatility and exacerbate market risk, such as changes in governments’ economic policies, political turmoil, environmental events, trade disputes, and epidemics, pandemics or other public health issues. For example, the novel coronavirus disease (COVID-19) that has recently emerged has resulted in closing borders, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty, thus causing significant disruptions to global business activity and financial markets, the broad effects of which are currently difficult to assess. Turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers domestically and around the world, and can result in trading halts, any of which could have an adverse impact on the Fund. During periods of market volatility, security prices (including securities held by the Fund) could fall drastically and rapidly and therefore adversely affect the Fund.

Large-Capitalization Company Risk. Large-capitalization companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Capitalization Company Risk. Investments in mid-capitalization companies often involve higher risks than large-capitalization companies because these companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Therefore, the securities of mid-capitalization companies may be more susceptible to market downturns and other events, and their prices may be subject to greater price fluctuations. In addition, in many instances, the securities of mid-capitalization companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is less than is typical of larger companies. Because mid-capitalization companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Mid-capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies and also may not be widely followed by investors, which can lower the demand for their stock.

Foreign Securities Risk. Since the Fund’s investments may include ADRs, which represent interests in foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

Management Style Risk. The Adviser’s method of security selection may not be successful and the Fund may underperform relative to its benchmark index or to other mutual funds that employ similar investment strategies. In addition, the Adviser may select investments that fail to perform as anticipated. The ability of the Fund to meet its investment objective is directly related to the success of the Adviser’s investment process and there is no guarantee that the Adviser’s judgments about the attractiveness, value and potential appreciation of a particular investment for the Fund will be correct or produce the desired results.

Value Stock Risk. Investments in value stocks present the risk that a stock may decline in value or never reach the value the Adviser believes is its full market value, either because the market fails to recognize what the Adviser considers to be the company’s true business value or because the Adviser’s assessment of the company’s prospects was not correct. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. In addition, the Fund’s value investment style may go out of favor with investors, negatively affecting the Fund’s performance.

PERFORMANCE SUMMARY

Because the Fund has not yet commenced investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Updated performance information will be available at no cost by calling 1-866-267-4304 or by visiting the Fund’s website at www.waycrossfunds.com.

MANAGEMENT OF THE FUND

Waycross Partners, LLC is the Fund’s investment adviser.

Portfolio Managers	Investment Experience with the Fund	Primary Title with Adviser
Benjamin H. Thomas, CFA	Manager of the Fund since its inception	Managing Partner and Portfolio Manager
John W. Ferreby, CFA	Manager of the Fund since its inception	Partner and Portfolio Manager

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment

The minimum investment amount is $5,000 for all regular accounts.

Minimum Additional Investment

Once an account is open, additional purchases of Fund shares may be made at any time in any amount.

General Information

You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange (“NYSE”) is open for business. Transactions may be initiated by written request, by telephone or through your financial intermediary. Written requests to the Fund should be sent to the Waycross Focused Equity Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. For more information about purchasing and redeeming shares, please see “How to Buy Shares” and “How to Redeem Shares” in this Prospectus or call 1-866-267-4304 for assistance.

TAX INFORMATION

The Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or any other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. These payments are sometimes referred to as “revenue sharing”. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Information Regarding the Funds’ Investment Objectives, Investment Strategies and Related Risks

This section of the Prospectus provides additional information about the investment practices and related risks of the Waycross Long/Short Equity Fund (the “Long/Short Fund”) and the Waycross Focused Equity Fund (the “Focused Fund” and together, a “Fund” or the “Funds”). The Board of Trustees (the “Board”) has reserved the right to change the investment objective of each Fund without shareholder approval upon at least 60 days’ prior written notice to shareholders.

Investment Objectives

Long/Short Fund. The Long/Short Fund seeks long-term capital appreciation with a secondary emphasis on capital preservation.

Focused Fund. The Focused Fund seeks capital appreciation over a full market cycle, which the Fund defines as a sustained upswing in equity markets followed by a pull back, and recovery.

INVESTMENT STRATEGIES

Long/Short Fund

The Fund pursues its investment objective by investing under normal circumstances in long and short equity positions. The Fund’s long positions are purchased with the intended goal of benefitting from rising valuations. The Fund’s short positions are purchased with the intended goal of benefitting from declining valuations or as a hedge against long positions. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities traded in the U.S. This investment policy may be changed without shareholder approval upon at least 60 days’ prior written notice to shareholders.

The Fund’s long positions will principally consist of common stocks of mid-capitalization and large-capitalization companies with low valuations based on the Adviser’s proprietary analysis. The Adviser defines mid-capitalization companies as companies with a total market capitalization of between $1 billion and $10 billion at the time of purchase and large-capitalization companies as companies with a total market capitalization of $10 billion or more at the time of purchase. For these positions, the Adviser generates a focus universe of approximately 300 companies traded in the U.S. The Adviser typically starts with the 500 companies that make up the S&P 500® Index plus 30 to 50 other companies selected by the Adviser. Next, the Adviser creates the focus using a proprietary screening process that analyzes market sectors to determine the 300 securities that exhibit, in the Adviser’s opinion, the greatest likelihood of performance divergence (i.e., the widest margin between the top performing and the bottom performing companies). The Adviser analyzes each investment candidate, evaluating company-specific metrics (“key factors”) the Adviser deems most likely to affect annual earnings, and then ranks the companies based on the Adviser’s assessment of these key factors. Key factors are defined by the Adviser to be the most critical drivers, in the Adviser’s opinion to a company’s annual earnings estimates; for example, foot traffic at a restaurant, units sold for a tech product company, or operating cost for an industrial company. The Adviser then employs its proprietary earnings models to determine price target ranges for each stock in the focus universe. Following further analysis, the Adviser buys stocks for the Fund’s portfolio that it determines to have improving key factors that are available at reasonable valuations.

The Fund will generally establish short positions in common stocks of mid-capitalization and large-capitalization companies. The Fund will typically sell short securities based on the following criteria: 1) to seek to take advantage of companies the Adviser has identified as overvalued; 2) when the Adviser determines that a company’s key factors are weakening; and/or 3) to hedge market exposures from the Fund’s long positions. The Adviser will typically identify securities to sell short during the process of generating the focus universe of investment candidates.

The Adviser will generally sell a long position when there is a material adverse change in the issuer’s key factors and will generally cover a short position when there is a material positive change in the issuer’s key factors. A short position is covered by purchasing a security to replace, or “cover”, the security that was borrowed and sold. Additionally, the Adviser sets a target price for each security in the Fund’s portfolio that is updated periodically (normally at least quarterly) and when a security reaches or exceeds its target price, the Adviser’s strategy typically requires that the security be sold. A security position may also be sold when the Adviser believes other investment opportunities are more attractive or that the security is unlikely to benefit from current business, market or economic conditions if a long position, or the company’s prospects have improved in the case of a short position.

It is expected that the Fund will generally maintain a net long exposure (i.e., the market value of the Fund’s long positions minus the market value of the Fund’s short positions) of at most 60% under normal market conditions; however, the Adviser seeks to target a net long exposure of approximately 50% over a full market cycle. The Fund defines a “full market cycle” as a sustained upswing in equity markets followed by a pull back, and recovery, which the Adviser believes occur every three to five years.

Focused Fund

The Fund is a non-diversified portfolio and pursues its investment objective by investing, under normal circumstances, 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities traded in the U.S. This investment policy may be changed without shareholder approval upon at least 60 days’ prior written notice to shareholders.

The Fund holds a portfolio of common stocks of mid-capitalization and large-capitalization companies with low valuations based on the Adviser’s proprietary analysis. The Adviser defines mid-capitalization companies as companies with a total market capitalization of between $1 billion and $10 billion at the time of purchase and large-capitalization companies as companies with a total market capitalization of $10 billion or more at the time of purchase. The Adviser seeks to emphasize companies that are either leaders in their respective industries or are disrupting their industries through innovation. The Fund may also invest in securities of foreign companies that are publicly traded in the U.S., including in American Depositary Receipts (“ADRs”). The Fund expects to hold 25-35 holdings, under normal market circumstances. The number of securities held by the Fund may exceed this range occasionally, such as when the adviser is accumulating new positions, phasing out or replacing existing positions, or responding to unusual market conditions.

The Adviser generates a focus universe of investment candidates of approximately 300 companies traded in the U.S. The Adviser typically starts with the largest 100 companies included in the S&P 500 Index plus 200 other companies where the Adviser thinks an opportunity to add value exists. The additional 200 stocks are selected using a proprietary screening process that analyzes market sectors to determine the 200 securities that exhibit the opportunity for outperformance. The Adviser rigorously analyzes each investment candidate, evaluating company-specific metrics (“key factors”) the Adviser deems most likely to affect annual earnings, and then ranks the companies based on the Adviser’s assessment of these key factors. Key factors are defined by the Adviser to be the most critical drivers, in the Adviser’s opinion to a company’s annual earnings estimates; for example, foot traffic at a restaurant, units sold for a tech product company, or operating cost for an industrial company. Following further analysis, the Adviser buys stocks for the Fund’s portfolio that it determines to have improving key factors that are available at reasonable valuations.

The Adviser will generally sell a stock when there is a material adverse change in the issuer’s key factors. A security position may also be sold when the Adviser believes other investment opportunities are more attractive or that the security is unlikely to benefit from current business, market or economic conditions.

INVESTMENT RISKS

Both Funds

Market Risk. Market risk is the risk that the value of the securities in a Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Adviser’s control, including fluctuation in interest rates, the quality of the Fund’s investments, economic conditions and general market conditions. Certain market events could increase volatility and exacerbate market risk, and could result in trading halts, such as changes in governments’ economic policies, political turmoil, environmental events, trade disputes, terrorism, military action and epidemics, pandemics or other public health issues. Any of the foregoing market events can adversely affect the economies of one or more countries or the entire global economy, certain industries or individual issuers, and capital and security markets in ways that cannot necessarily be foreseen or quickly addressed.

As shown with the novel coronavirus disease that has recently emerged (COVID-19), market events (including public health crises and concerns) can have a profound economic and business effect that results in cancellations and disruptions to supply chains and customer activity, disruption and displacement of one or more sectors or industries, closing of borders and imposition of travel restrictions and quarantines, general public concern and uncertainty and, in extreme cases, exchange trading halts due to rapidly falling prices. Further, the impact of COVID-19 has caused significant volatility and declines in global financial markets, including the U.S. financial markets. The duration and lasting impact of the COVID-19 outbreak is unclear and may not be fully known for some time.

Market events such as these and other types of market events may cause significant declines in the values and liquidity of many securities and other instruments, and significant disruptions to global business activity and financial markets. Turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers both domestically and around the world, and can result in trading halts, any of which could have an adverse impact on the Fund. During periods of market volatility, security prices (including securities held by the Fund) could change drastically and rapidly and therefore adversely affect the Fund.

Large-Capitalization Company Risk. Large-capitalization companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Capitalization Company Risk. Investments in mid-capitalization companies often involve higher risks than large-capitalization companies because these companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Therefore, the securities of mid-capitalization companies may be more susceptible to market downturns and other events, and their prices may be subject to greater price fluctuations. In addition, in many instances, the securities of mid-capitalization companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is less than is typical of larger companies. Because mid-capitalization companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Mid-capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies and also may not be widely followed by investors, which can lower the demand for their stock.

Management Style Risk. The Adviser’s method of security selection may not be successful and a Fund may underperform relative to its benchmark index or to other mutual funds that employ similar investment strategies. In addition, the Adviser may select investments that fail to perform as anticipated. The ability of a Fund to meet its investment objective is directly related to the success of the Adviser’s investment process and there is no guarantee that the Adviser’s judgments about the attractiveness, value and potential appreciation of a particular investment for the Fund will be correct or produce the desired results.

Value Stock Risk. Investments in value stocks present the risk that a stock may decline in value or never reach the value the Adviser believes is its full market value, either because the market fails to recognize what the Adviser considers to be the company’s true business value or because the Adviser’s assessment of the company’s prospects was not correct. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. In addition, a Fund’s value investment style may go out of favor with investors, negatively affecting the Fund’s performance.

Sector Risk. While the Funds do not have a principal investment strategy to focus their investments in any particular sector, the Funds may have significant exposure to one or more sectors that appear to offer more growth potential in current market conditions (such as, without limitation, in recent years, the information technology, consumer discretionary, communication services, healthcare, and/ or industrials sectors). A Fund may have little or no exposure to certain other sectors. A Fund may face various risks associated with investing substantially in certain sectors, such as that an individual sector may be more volatile than the broader market, or could perform differently, and that the stocks of multiple companies within a sector could simultaneously decline in price because of an event that affects the entire sector.

Long/Short Fund

Long/Short Strategy Risk. The Adviser expects to employ a “long/short” strategy for the Fund, meaning that the Fund expects to invest in both long positions and short positions. There is the risk that the Fund’s long or short positions will not perform as expected, and losses on one type of position could more than offset gains on the other, or both positions may suffer losses. Additionally, there can be no assurance that the Fund’s short positions will be successful in hedging against portfolio risk.

Short Sales Risk. The Fund expects to sell securities short. The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. In addition, the lender of the borrowed security may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and, as a result, the Fund may have to buy the securities sold short at an unfavorable time and for an unfavorable price. If this occurs, the Fund’s investment may result in a loss. The Fund’s losses are potentially unlimited in a short sale transaction.

The Fund will incur increased transaction costs associated with selling securities short. When the Fund sells a stock short, it must maintain a segregated account with its custodian of cash or liquid securities equal to the current market value of the stock sold short, less any collateral deposited with the Fund’s broker (not including the proceeds from the short sale). The Fund is also required to pay the broker any dividends and/or interest that accrue during the period that the short sale remains open. To the extent that the Fund holds high levels of cash or cash equivalents for collateral needs, such cash or cash equivalents are not expected to generate material interest income in an environment of low overall interest rates, which may have an adverse effect on the Fund’s performance.

To the extent that the Fund invests the proceeds received from selling securities short, the Fund is engaging in a form of leverage. The use of leverage by the Fund may make any change in the Fund’s net asset value (“NAV”) greater than it would be without the use of leverage. Short sales are speculative transactions and involve special risks, including greater reliance on the Adviser’s ability to accurately anticipate the future value of a security.

Focused Fund

Non-Diversification Risk. The Fund is non-diversified under the Investment Company Act and employs a concentrated investment strategy. Accordingly, the Fund typically invests a greater portion of its assets in, and its performance may be affected by, a smaller number of issuers than if it were a diversified, less concentrated fund. Further, the Fund may experience greater losses as a result of a single issuer’s unfavorable market or economic conditions or other adverse developments impacting the market value of the issuer’s securities.

Foreign Securities Risk. Since the Fund’s investments may include ADRs, which represent interests in foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

In addition to the strategies and risks described above, each Fund may invest in other types of securities whose risks are described below and in the Funds’ Statement of Additional Information (“SAI”).

Investments in Money Market Instruments and Temporary Defensive Positions. Each Fund will typically hold a portion of its assets in cash or cash equivalent securities, including short-term debt securities, repurchase agreements and money market mutual fund shares (“Money Market Instruments”). Each Fund may invest in Money Market Instruments to maintain liquidity or pending the selection of investments. From time to time, a Fund also may, but should not be expected to, take temporary defensive positions in attempting to respond to adverse market, economic, political or other conditions, and in doing so, may invest up to 100% of its assets in Money Market Instruments. When a Fund invests in a money market mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. To the extent a Fund holds other registered investment companies, including money market mutual funds, the Fund will incur acquired fund fees and expenses (as defined by the Securities and Exchange Commission (“SEC”)). Anytime the Fund takes a temporary defensive position, it may not achieve its investment objective.

Infectious Disease Risk. An outbreak of COVID-19, a highly contagious illness, commenced in 2019 and spread globally. This outbreak has resulted in travel restrictions, including limitations on border crossings, health screenings at points of entry, quarantines, business closures and operating restrictions, supply chain interruptions, layoffs, disruption of and stress in healthcare delivery, and defaults, resulting in reduced consumer demand for goods and services, disruptions to financial markets and other significant economic impacts, as well as general concern and uncertainty. Market disruptions can adversely impact a Fund and its investments. Further, some local financial markets have been or may be subject to closures, which can be unannounced and of indeterminate length. If a market in which a Fund’s investments trades implements a trading suspension, the Fund’s ability to buy or sell securities in that market will be adversely impacted. The outbreak has adversely affected the economies of many nations and the entire global economy and may impact individual issuers and capital markets in unpredictable ways. Historically, governmental and quasi-governmental authorities and regulators have responded to major economic disruptions with a variety of fiscal and monetary policy changes, including stimulus measures such as direct capital infusions into companies, monetary policy changes, and interest rate adjustments. Capital re-direction to manage consequences of the outbreak may adversely affect governmental, quasi-governmental and corporate balance sheets. Any unexpected change in these policies, or their ineffectiveness, is likely to increase market volatility, which could adversely affect a Fund’s investments. Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects. Public health crises caused by the outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the outbreak and its effects cannot be determined with certainty.

CFTC Regulation Risk. To the extent a Fund makes investments regulated by the Commodity Futures Trading Commission (the “CFTC”), the Fund intends to do so in accordance with Rule 4.5 under the Commodity Exchange Act, as amended (the “CEA”). The Adviser will file a notice of eligibility for exclusion from the definition of the term “commodity pool” in accordance with Rule 4.5 and therefore, the Fund will not be subject to registration or regulation as a commodity pool and the Adviser will not be subject to registration or regulation as a commodity pool operator under the CEA.. If a Fund is unable to comply with the requirements of Rule 4.5, the Fund may be required to modify its investment strategies or be subject to CFTC registration requirements, either of which may have an adverse effect on the Fund.

Portfolio Holdings and Disclosure Policy. A description of each Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Funds’ SAI.

Additional Information. Whether a Fund is an appropriate investment for an investor will depend largely upon the investor’s financial resources and individual investment goals and objectives. The Funds may not be appropriate for investors who engage in short-term trading and/or other speculative strategies and styles.

Fund Management

The Investment Adviser

Waycross Partners, LLC, located at 4965 U.S. Highway 42, Suite 2900, Louisville, Kentucky 40222, serves as the investment adviser to the Funds. Under the Investment Advisory Agreement (the “Advisory Agreement”), the Adviser provides each Fund with a continuous program of investing each Fund’s assets and determining the composition of each Fund’s portfolio. The Adviser was organized in 2005 and also provides investment advisory services to family trusts, high net worth individuals, registered investment advisers, and foundations. As of June 30, 2020, Waycross had approximately $120.6 million in assets under management and $1.1 billion in assets under advisement.

Under the Advisory Agreement, for its services, the Funds pay the Adviser a monthly investment advisory fee (“Management Fee”) computed at the annual rate of 1.25% of the average daily net assets for the Long/Short Fund and 1.00% of the average daily net assets for the Focused Fund. Under an expense limitation agreement (the “Expense Limitation Agreement”), the Adviser has agreed to reduce the Management Fee and reimburse Fund expenses to the extent necessary to limit Total Annual Fund Operating Expenses (exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, costs to organize the Fund, Acquired Fund fees and expenses, and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 1.75% of the average daily net assets of the Long/Short Fund and 1.25% of the average daily net assets of the Focused Fund. Before June 30, 2022, the Expense Limitation Agreement may be modified or terminated only with the approval of the Board. Management Fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for three years after such fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses (after the repayment is taken into account) to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. Before March 1, 2020, the Adviser had agreed under the Expense Limitation Agreement to reduce the Management Fee and reimburse Fund expenses to the extent necessary to limit Total Annual Fund Operating Expenses to an amount not exceeding 1.99% of the average daily net assets of the Long/Short Fund through the period ending June 30, 2020.

A discussion of the factors considered by the Board in its approval of the Long/Short Fund’s Advisory Agreement with the Adviser, including the Board’s conclusions with respect thereto, will be available in the Long/Short Fund’s Annual Report to shareholders for the period ended February 28, 2021. A discussion of the factors considered by the Board in its approval of the Focused Fund’s Advisory Agreement with the Adviser, including the Board’s conclusions with respect thereto, will be available in the Focused Fund’s first report to shareholders following commencement of operations.

Portfolio Managers

The following individuals have primary responsibility for day-to-day management of each Fund’s portfolio:

Benjamin H. Thomas, CFA, is a Portfolio Manager of the Funds. He is also the Managing Partner and Portfolio Manager for the Adviser. Before founding the Adviser in 2005, Mr. Thomas was a portfolio manager and senior equity analyst at Invesco where he was responsible for managing two mid-capitalization strategies and led the firm’s technology and telecom research effort. Prior to Invesco, Mr. Thomas worked for Banc One Securities (now J.P. Morgan Asset Management) and Prudential Securities. Mr. Thomas attended University of Kentucky and earned a bachelor’s degree in Finance. He continued his education at Indiana University where he was awarded a master’s degree in Business Administration. Mr. Thomas is a CFA charter holder and a member of the CFA Society of Louisville where he served as president from 2007 to 2008.

John W. Ferreby, CFA, is a Portfolio Manager of the Funds. He is also a Partner and Portfolio Manager for the Adviser. Before joining the Adviser in 2009, Mr. Ferreby spent over 20 years at Invesco, where he was a portfolio manager responsible for managing a large-cap core equity portfolio. He focuses primarily on the long positions held across the Adviser’s investment strategies and acts as the lead analyst for the Financials sector. Mr. Ferreby attended Dartmouth College and earned a bachelor’s degree in Engineering Sciences. He is a CFA charter holder and a member of the CFA Society of Louisville.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and their ownership of shares of the Funds.

The Administrator and Transfer Agent

Ultimus Fund Solutions, LLC (“Ultimus,” the “Administrator,” or the “Transfer Agent”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Funds’ administrator, transfer agent and fund accounting agent. Management and administrative services of Ultimus include (i) providing office space, equipment and officers and clerical personnel to the Funds, (ii) obtaining valuations, calculating NAVs and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory reporting services, (v) processing shareholder account transactions and disbursing dividends and other distributions, and (vi) administering custodial and other third party service provider contracts on behalf of the Funds.

The Distributor

Ultimus Fund Distributors, LLC (the “Distributor”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the Funds’ principal underwriter and serves as the exclusive agent for the distribution of each Fund’s shares. The Distributor may sell the Fund’s shares to or through qualified securities dealers or other approved entities.

The SAI has more detailed information about the Adviser and other service providers to the Funds.

prior performance of similar accounts managed by the Adviser

Prior Performance of Accounts Similar to the Focused Fund. The prior performance shown below is for the Waycross Focused Equity Strategy Composite (the “Strategy Composite”), which was created by the Adviser on September 1, 2011. The Focused Fund’s investment objective, policies and strategies are substantially similar to the accounts in the Strategy Composite.

The Adviser serves as investment adviser to both the Focused Fund and the accounts within the Strategy Composite. The Focused Fund and the accounts within the Strategy Composite also share the same portfolio management team. The Focused Fund is managed substantially similarly to that of the Strategy Composite and has substantially similar investment objectives, policies and strategies. The Strategy Composite consists of all accounts that the Adviser manages that are substantially similar to the Focused Fund.

The information set forth below illustrates how the performance of the Strategy Composite has varied over certain time periods since its inception. The table provides the annual net returns for the specified periods and how they compare to that of the S&P 500® Index, the Focused Fund’s performance benchmark. The S&P 500® Index is not actively managed and not available for direct investment. The past performance of the Strategy Composite is no guarantee of future results or trends. The returns of the Strategy Composite are calculated net of all fees. The Focused Fund’s management fee and other Focused Fund expenses will similarly reduce your return on an investment in the Focused Fund. Given that the fees and expense of the Focused Fund are expected to be higher than the fees and expenses of the accounts within the Strategy Composite, the performance of the Strategy Composite would be lower if the fees and expenses of the Focused Fund had applied to the accounts in the Strategy Composite. Performance information set forth below was calculated using a method that differs from the Securities and Exchange Commission’s standardized method for calculating mutual fund returns.

The performance of the Strategy Composite does not represent the historical performance of the Focused Fund in this Prospectus and should not be considered indicative of future performance of the Focused Fund. Results may differ from the Strategy Composite because of, among other things, differences in account expenses including management fees, the size of positions taken in relation to account size, timing of purchase and sales, stability and frequency of cash inflows and outflows and availability of cash for new investments. In addition, not all of the accounts included in the Strategy Composite are subject to certain investment limitations, diversification or other restrictions (including, without limitation, certain restrictions on investing in illiquid securities) that are imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If these restrictions had applied to the accounts in the Strategy Composite, then its performance result could have been lower.

Strategy Composite Performance for Accounts Similar to the Focused Fund (as of June 30, 2020)
Description	YTD	1 Year	3 Year	5 Year	Inception[1]
Strategy Composite – Net Performance[2]	-0.04%	9.82%	12.65%	11.86%	14.88%
S&P 500® Index[3] (reflects no deduction for fees, expenses, or taxes)	-3.08%	7.35%	10.68%	10.71%	14.59%

[1]	Inception is October 1, 2011 for the Strategy Composite.

[2]	The Strategy Composite includes all accounts that are invested in long positions of U.S. large-cap equities that are constituents of the S&P 500® Index. Accounts in the Strategy Composite are all invested in the same strategy with similar, if not identical, holdings. The requirements for inclusion in the Strategy Composite are outlined in the Adviser’s “Composite Calculations Policies and Procedures” document. Returns are calculated in U.S. dollars. Additional information regarding the Adviser’s policies for calculating and reporting returns is available upon request.

[3]	The S&P 500® Index consists of 500 stocks and is a popular standard for measuring stock market performance among the biggest, most broadly-based companies in the U.S.

How the Funds Value their Shares

The NAV of each Fund is calculated as of the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time) on each day that the NYSE is open for business. Currently, the NYSE is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. To calculate NAV, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. Each Fund generally values its portfolio securities at their current market values determined based on available market quotations. However, if market quotations are not available or are considered to be unreliable due to market or other events, portfolio securities will be valued at their fair values, as of the close of regular trading on the NYSE, as determined in good faith under procedures adopted by the Board. When fair value pricing is employed, the prices of securities used by each Fund to calculate its NAV are based on the consideration by the Fund of a number of subjective factors and therefore may differ from quoted or published prices for the same securities. To the extent the assets of a Fund are invested in other registered investment companies that are not listed on an exchange, the Fund’s NAV is calculated based upon the NAVs reported by such registered investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. To the extent a Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Your order to purchase or redeem shares is priced at the NAV next calculated after your order is received in proper form by a Fund. An order is in “proper form” if it includes all necessary information and documentation related to the purchase or redemption request, and, if applicable, payment in full of the purchase amount.

How to Buy Shares

Shares are available for purchase from a Fund every day the NYSE is open for business, at the NAV next calculated after receipt of a purchase order in proper form. The Funds reserve the right to reject any purchase request and/or suspend the offering of shares at any time. Investors who purchase shares through a broker-dealer or other financial intermediary may be charged a fee by such broker-dealer or intermediary. A Fund mails you confirmations of all purchases or redemptions of Fund shares if shares are purchased directly through the Fund. Certificates representing Fund shares are not issued.

Minimum Initial Investment

The minimum initial investment in each Fund is $5,000. This minimum investment requirement may be waived or reduced for any reason at the discretion of a Fund.

Opening an Account

An account may be opened by mail or bank wire if it is submitted in proper form, as follows:

By Mail. To open a new account by mail:

•	Complete and sign the account application.

•	Enclose a check payable to the name of the Fund in which you are investing.

•	Mail the application and the check to the Transfer Agent at the following address:

[Name of Fund]
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Shares will be issued at the NAV next computed after receipt of your application, in proper form, and check. All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. The Funds do not accept cash, drafts, “starter” checks, travelers checks, credit card checks, post-dated checks, non-U.S. financial institution checks, cashier’s checks under $10,000, or money orders. In addition, the Funds do not accept checks made payable to third parties. When shares are purchased by check, the proceeds from the redemption of those shares will not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days from the date of purchase. If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or other fees incurred by the Funds or the Transfer Agent in the transaction.

By sending your check to the Transfer Agent, please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Transfer Agent receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Transfer Agent cannot post the transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.

By Wire. To open a new account by wire of federal funds, call the Transfer Agent at 1-866-267-4304 to obtain the necessary information to instruct your financial institution to wire your investment. A representative will assist you in obtaining an account application, which must be completed, signed and faxed (or mailed) to the Transfer Agent before payment by wire will be accepted.

The Funds require advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing shares of a Fund. An order, following proper advance notification to the Transfer Agent, is considered received when U.S. Bank, N.A., the Funds’ custodian, receives payment by wire. If your account application was faxed to the Transfer Agent, you must also mail the completed account application to the Transfer Agent on the same day the wire payment is made. See “Opening an Account – By Mail” above. Your financial institution may charge a fee for wiring funds. Shares will be issued at the NAV next computed after receipt of your wire in proper form.

Through Your Broker or Financial Institution. Shares of the Funds may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the Funds at the NAV next determined after your order is received by such organization in proper form. These organizations are authorized to designate other intermediaries to receive purchase orders on a Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order in proper form. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through a Fund. An investor transacting through a broker acting as an agent for the investor may be required to pay a commission or other forms of compensation to the broker. These organizations may be the shareholders of record of your shares. Such investors should consult with their financial intermediary regarding any commissions and other fees and expenses of the shares being purchased. The Funds are not responsible for ensuring that these organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instruction on how to purchase and redeem shares.

Subsequent Investments

Once an account is open, additional purchases of Fund shares may be made at any time in any amount. Additional purchases must be submitted in proper form as described below. Additional purchases may be made:

•	By sending a check, made payable to the Fund in which you are investing, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Be sure to note your account number on the memo line of your check. The shareholder will be responsible for any fees incurred or losses suffered by a Fund as a result of any check returned for insufficient funds.

•	By wire to a Fund account as described under “Opening an Account – By Wire.” Shareholders are required to call the Transfer Agent at 1-866-267-4304 before wiring funds.

•	Through your brokerage firm or other financial institution.

Automatic Investment Plan and Direct Deposit Plans

You may make automatic monthly investments in the Funds from your bank, savings and loan or other depository institution. The minimum investments under the automatic investment plan must be at least $100 under the plan and are made on the 15th and/or last business day of the month. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account.

Your employer may offer a direct deposit plan which will allow you to have all or a portion of your paycheck transferred automatically to purchase shares of a Fund. Social Security recipients may have all or a portion of their social security check transferred automatically to purchase shares of a Fund. Please call 1-866-267-4304 for more information about the automatic investment plan and direct deposit plans.

Purchases in Kind

The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities as an investment for a Fund, the marketability of such securities, and other factors which a Fund may deem appropriate. If accepted, the securities will be valued using the same criteria and methods utilized for valuing securities to compute a Fund’s NAV.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

•	Name;

•	Date of birth (for individuals);

•	Residential or business street address (although post office boxes are still permitted for mailing); and

•	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, a Fund may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. In that case, your redemption proceeds may be worth more or less than your original investment. The Funds will not be responsible for any loss incurred due to the Funds’ inability to verify your identity.

Frequent Trading Policies

Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of a Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of a Fund’s shares. The Funds do not accommodate frequent purchases or redemptions of Fund shares that result in disruptive trading.

The Board has adopted policies and procedures in an effort to detect and prevent disruptive trading, including market timing in the Funds. The Funds, through their service providers, monitor shareholder trading activity to ensure it complies with each Fund’s policies. The Funds prepare reports illustrating purchase and redemption activity to detect disruptive trading activity. When monitoring shareholder purchases and redemptions, the Funds do not apply a quantitative definition to frequent trading. Instead the Funds use a subjective approach that permits it to reject any purchase orders that it believes may be indicative of market timing or disruptive trading. The right to reject a purchase order applies to any purchase order, including a purchase order placed by financial intermediaries. The Funds may also modify any terms or conditions of purchases of Fund shares or withdraw all or any part of the offering made by this Prospectus. The Funds’ policies and procedures to prevent disruptive trading activity are applied uniformly to all shareholders. These actions, in the Board’s opinion, should help reduce the risk of abusive trading in the Funds.

When financial intermediaries establish omnibus accounts in a Fund for their clients, the Fund reviews trading activity at the omnibus account level and looks for activity that may indicate potential frequent trading or disruptive trading. If a Fund detects potentially disruptive trading activity, the Fund will seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Fund shares by the intermediary and/or its client. Each intermediary that offers a Fund’s shares through an omnibus account has entered into an information sharing agreement with the Fund designed to assist the Fund in stopping future disruptive trading.

Intermediaries may apply frequent trading policies that differ from those described in this Prospectus. If you invest in a Fund through an intermediary, please read that firm’s program materials carefully to learn of any rules or fees that may apply.

Although the Funds have taken steps to discourage frequent purchases and redemptions of Fund shares, it cannot guarantee that such trading will not occur.

How to Redeem Shares

Shares of a Fund may be redeemed on any day on which a Fund computes its NAV. Shares are redeemed at their NAV next determined after the Transfer Agent receives your redemption request in proper form as described below. Redemption requests may be made by mail or by telephone.

By Mail. You may redeem shares by mailing a written request to the Fund in which you are invested, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Written requests must state the shareholder’s name, the account number and the shares or dollar amount to be redeemed and be signed exactly as the shares are registered with such Fund.

Signature Guarantees. If the shares to be redeemed have a value of greater than $50,000, or if the payment of the proceeds of a redemption of any amount is to be sent to a person other than the shareholder of record or to an address other than that on record with a Fund, you must have all signatures on written redemption requests guaranteed. If the name(s) or the address on your account has changed within the previous 15 days of your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which participates in the Securities Transfer Agents Medallion Program (“STAMP”) sponsored by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in STAMP will not be accepted. A notary public cannot provide a signature guarantee. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Funds and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent’s procedures may be obtained by calling the Transfer Agent.

By Telephone. Unless you specifically decline the telephone redemption privilege on your account application, you may also redeem shares having a value of $50,000 or less by telephone by calling the Transfer Agent at 1-866-267-4304.

Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Funds. Account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above. Upon request, redemption proceeds of $100 or more may be transferred electronically from an account you maintain with a financial institution by an Automated Clearing House (“ACH”) transaction, and proceeds of $1,000 or more may be transferred by wire, in either case to the account stated on the account application. Shareholders may be charged a fee of $15 by the Fund’s custodian for outgoing wires.

The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Funds will be liable for losses due to unauthorized or fraudulent telephone instructions. “Reasonable procedures” include but are not limited to the Transfer Agent confirming that the account is eligible for telephone transactions, requesting some form of personal identification (e.g., social security number, date of birth, etc.) from you prior to acting on telephonic instructions, and getting a verbal confirmation from you on a recorded line at the time of the transaction. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

Through Your Broker or Financial Institution. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Funds at the NAV next determined after your order is received by such organization in proper form. These organizations are authorized to designate other intermediaries to receive redemption orders on the Funds’ behalf. Each Fund calculates its NAV as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time). Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received, in proper form. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

Receiving Payment

The length of time each Fund typically expects to pay redemption proceeds is the same regardless of whether the payment is made by check, wire or ACH. Each Fund typically expects to pay redemption proceeds for shares redeemed within the following days after receipt by the Transfer Agent of a redemption request in proper form:

•	For payment by check, the Funds typically expect to mail the check within one (1) to three (3) business days; and

•	For payment by wire or ACH, the Funds typically expect to process the payment within one (1) to three (3) business days.

Payment of redemption proceeds may take longer than the time the Funds typically expect and may take up to 7 calendar days as permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). Under unusual circumstances as permitted by the SEC, the Funds may suspend the right of redemption or delay payment of redemption proceeds for more than 7 calendar days. When shares are purchased by check or through ACH, the proceeds from the redemption of those shares will not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

Minimum Account Balance

Due to the high cost of maintaining shareholder accounts, the Funds may involuntarily redeem shares in an account, and pay the proceeds to the shareholder, if the shareholder’s activity causes the account balance to fall below $5,000 (the “Minimum Account Balance”). Such automatic redemptions may cause a taxable event for the shareholder. An automatic redemption does not apply, however, if the balance falls below a Fund’s Minimum Account Balance solely because of a decline in the Fund’s NAV. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 calendar days to purchase additional shares to meet the Minimum Account Balance requirement.

Automatic Withdrawal Plan

If the shares of a Fund in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $100 each. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 calendar days written notice, to make reasonable charges. Call the Transfer Agent toll-free at 1-866-267-4304 for additional information.

Other Redemption Information

Generally, all redemptions will be paid in cash. The Funds typically expect to satisfy redemption requests by using holdings of cash or cash equivalents or selling portfolio assets. On a less regular basis and if the Adviser believes it is in the best interest of a Fund and its shareholders not to sell portfolio assets, the Fund may satisfy redemption requests by using short-term borrowing from the Fund’s custodian. These methods normally will be used during both regular and stressed market conditions. In addition to paying redemption proceeds in cash, each Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” Redemptions in kind will be made only under extraordinary circumstances and if a Fund deems it advisable for the benefit of all shareholders, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund’s net assets). A redemption in kind will consist of securities equal in market value to the Fund shares being redeemed, using the same valuation procedures that a Fund uses to compute its NAV. Redemption in kind proceeds will typically be made by delivering a pro-rata amount of a Fund’s holdings to the redeeming shareholder within 7 calendar days after the Fund’s receipt of the redemption order in proper form. If a Fund redeems your shares in kind, you will bear the market risks associated with maintaining or selling the securities that are transferred as redemption proceeds. In addition, when you sell these securities, you may pay taxes and brokerage charges associated with selling the securities.

Dividends, Distributions and Taxes

Income dividends and net capital gain distributions, if any, are normally declared and paid annually by the Funds in December. Your distributions of dividends and capital gains will be automatically reinvested in additional shares of a Fund unless you elect to receive them in cash. The Funds’ distributions of income and capital gains, whether received in cash or reinvested in additional shares, will be subject to federal income tax.

Each Fund has qualified and plans to continue to qualify as a regulated investment company for federal income tax purposes, and as such, will not be subject to federal income tax on its taxable income and gains that it distributes to its shareholders. Each Fund intends to distribute its income and gains in such a way that it will not be subject to a federal excise tax on certain undistributed amounts.

Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations that hold shares of a Fund, certain income from the Fund may qualify for a 50% dividends-received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

When you redeem Fund shares, you will generally realize a capital gain or loss if you hold the shares as capital assets. Except for investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs, and tax-exempt investors that do not borrow to purchase Fund shares, any gain realized on a redemption of Fund shares will be subject to federal income tax.

You will be notified by February 15th of each year about the federal tax status of distributions made by a Fund during the prior year. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes.

Federal law requires the Funds to withhold taxes on distributions paid to shareholders who fail to provide a social security number or taxpayer identification number or fail to certify that such number is correct. Foreign shareholders may be subject to special withholding requirements.

Because everyone’s tax situation is not the same, you should consult your tax professional about federal, state and local tax consequences of an investment in the Funds.

At the time that this Prospectus is being prepared, the coronavirus and COVID-19 are affecting the United States. Various administrative and legislative changes to the federal tax laws are under consideration, but it is not possible at this time to determine whether any of these changes will be made or what the changes might entail.

Financial Highlights

The financial highlights table is intended to help you understand the Long/Short Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represents the rate that an investor would have earned on an investment in the Long/Short Fund (assuming reinvestment of all dividends and distributions). The Long/Short Fund is a continuation of the Predecessor Fund and, therefore, the financial information presented below for the period ended February 29, 2016 and the fiscal years ended February 28, 2017, 2018, 2019, and February 29, 2020, is for the Predecessor Fund. The reorganization is expected to take place in October, 2020. The financial information has been audited by the Long/Short Fund’s independent registered public accounting firm, Cohen & Company, Ltd., whose report, along with the Fund’s financial statements, is included in the Annual Report to shareholders, which may be obtained at no charge by calling the Fund at 1-866-267-4304 or by visiting the Fund’s website at www.waycrossfunds.com.

Because the Focused Fund has not yet commenced investment operations, no financial highlights are available for it at this time.

WAYCROSS LONG/SHORT EQUITY FUND

Per Share Data for a Share Outstanding Throughout Each Period
	Year Ended February 29, 2020		Year Ended February 28, 2019		Year Ended February 28, 2018	Year Ended February 28, 2017	Period Ended February 29, 2016*
Net asset value at beginning of period	$10.90		$10.90		$9.88	$9.10	$10.00
Income (loss) from investment operations:
Net investment loss	(0.09)		(0.06)		(0.14)	(0.11)	(0.13)
Net realized and unrealized gains (losses) on investments and foreign currencies	0.64		0.06	(a)	1.27	0.89	(0.77)
Total from investment operations	0.55		0.00	(b)	1.13	0.78	(0.90)
Less distributions:
Distributions from net realized gains	(0.12)		—		(0.11)	—	—
Net asset value at end of period	$11.33		$10.90		$10.90	$9.88	$9.10
Total return (c)	5.04%		0.00%		11.44%	8.57%	(9.00	%)(d)
Net assets at end of period (000’s)	$55,537		$39,170		$17,469	$12,591	$4,780
Ratios/supplementary data:
Ratio of total expenses to average net assets prior to waivers/recoupments	2.66%		2.86%		3.21%	4.77%	7.25	%(e)
Ratio of net expenses to average net assets after waivers/recoupments (f)	2.94	%(g)	2.89	%(g)	2.90%	2.99%	3.30	%(e)
Ratio of net expenses to average net assets excluding dividend expense and brokerage expense on securities sold short (f)	1.99%		1.99%		1.99%	2.13%	2.15	%(e)
Ratio of net investment loss to average net assets (f)	(0.90%)		(1.00%)		(1.47%)	(1.96%)	(2.34	%)(e)
Portfolio turnover rate	37%		43%		35%	192%	134	%(d)

*	Represents the period from the commencement of operations (April 29, 2015) through February 29, 2016.
(a)	Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting net asset value per share. This per share amount does not correlate to the aggregate of the net realized and unrealized loss on the Statement of Operations for the same period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser and the administrator had not reduced fees and reimbursed expenses.
(d)	Not annualized.
(e)	Annualized.
(f)	Ratio was determined after advisory fee recoupments, reductions and/or expense reimbursements.
(g)	Ratio was determined including prior years’ advisory fee reductions recouped by the Adviser in the amount of 0.28% and 0.12% for the years ended February 29, 2020 and February 28, 2019, respectively, and advisory fee reductions in the amount of 0.09% for the year ended February 28, 2019.

CUSTOMER PRIVACY NOTICE
FACTS	WHAT DO THE WAYCROSS LONG/SHORT EQUITY FUND AND WAYCROSS FOCUSED EQUITY FUND (the “Funds”) DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪Social Security number

▪Assets

▪Retirement Assets

▪Transaction History

▪Checking Account Information

▪Purchase History

▪Account Balances

▪Account Transactions

▪Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-866-267-4304

Who we are
Who is providing this notice?	Waycross Long/Short Equity Fund Waycross Focused Equity Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

▪Open an account

▪Provide account information

▪Give us your contact information

▪Make deposits or withdrawals from your account

▪Make a wire transfer

▪Tell us where to send the money

▪Tell us who receives the money

▪Show your government-issued ID

▪Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪Sharing for affiliates’ everyday business purposes –
information about your creditworthiness

▪Affiliates from using your information to market to you

▪Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪Waycross Partners, LLC, the investment adviser to the Funds, could be deemed to be an affiliate.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪The Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪The Funds do not jointly market.

For Additional Information

Additional information about the Funds is included in the SAI, which is incorporated by reference in its entirety.

Additional information about the Funds’ investments is available in the Funds’ Annual and Semi-Annual Reports to shareholders. In the Funds’ Annual Report, you will find a discussion of the market conditions and strategies that significantly affected the Funds’ performance during its last fiscal year.

To obtain a free copy of the SAI, the Annual and Semi-Annual Reports or other information about the Funds, or to make inquiries about the Funds, please call toll-free:

1-866-267-4304

This Prospectus, the SAI and the most recent shareholder reports are also available without charge on the Funds’ website at www.waycrossfunds.com or upon written request to the Funds at:

[Name of Fund]
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Only one copy of a Prospectus or an Annual or Semi-Annual Report will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however). You may request an additional copy of a Prospectus or an Annual or Semi-Annual Report at any time by calling or writing the Funds or by downloading free of charge at www.waycrossfunds.com. You may also request that Householding be eliminated from all your required mailings.

Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of information on the SEC’s Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act File No. 811-23581